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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 25, 2002




                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)



     Delaware                         000-25120                04-2916506
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 State or other juris-               (Commission              (IRS Employer
diction of incorporation)            File Number)           Identification No.)



36 Crosby Drive, Bedford, Massachusetts                          01730
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (781) 301-5000



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On January 25, 2002, RSA Security Inc. (the "Company") issued a press release clarifying a previous announcement by the Company relating to an investigative order of the Securities and Exchange Commission (the "SEC") into certain matters relating to the Company and trading in its securities. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.     DESCRIPTION
- -----------     -----------
   99.1         Press release, dated January 25, 2002, clarifying a previous announcement by RSA Security Inc. relating to an investigative order of the Securities and Exchange Commission.


                                     - 2 -

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2002                      RSA SECURITY INC.
                                            -----------------
                                            (Registrant)



                                            By: /s/ John F. Kennedy
                                                --------------------------------
                                                John F. Kennedy
                                                Chief Financial Officer, Senior
                                                Vice President, Finance and
                                                Operations, and Treasurer

                                     - 3 -

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
- -----------       -----------

   99.1 Press release, dated January 25, 2002, clarifying a previous announcement by RSA Security Inc. relating to an investigative order of the Securities and Exchange Commission.